Exhibit 99.1

Priority Investor and Media Inquiries:
Chris Kettmann
773-497-7575
ckettmann@lincolnchurchilladvisors.com

MRI Software Media Inquiries:
Rachel Antman
212-362-5837
rachel@saygency.com

MRI Software enters into definitive agreement to acquire RentPayment™ business from Priority Technology Holdings, Inc.

Under agreement, Priority to continue providing payment infrastructure and processing
(Alpharetta, GA and Solon, OH) -- September 1, 2020) – MRI Software (“MRI”), a global leader in real estate software solutions, and Priority Technology Holdings, Inc. (NASDAQ: PRTH) (“Priority”), a leading provider of merchant acquiring, integrated payment software and commercial payment solutions, have entered into a strategic agreement in real estate payments. Under the terms of the agreement, MRI will acquire Priority’s RentPayment business, which is comprised of the RentPayment.com™, StorageRentPayment.com™ and DuesPayment.com™ real estate payment brands. Going forward, Priority will provide ongoing payment infrastructure as a service and processing to the new platform at MRI.

“The convenience and continuity of accepting multiple payment options has never been more essential to the residential real estate sector than in the current global health environment,” said Patrick Ghilani, Chief Executive Officer of MRI Software. “With this acquisition and partnership with Priority, MRI significantly expands our existing payments solution and scale and further improves both the resident and property manager experience provided by our platform. Additionally, we will now expedite the availability of our online payments solution to include both residential and commercial client offerings in all regions we serve, including Europe, Africa and Asia Pacific.”

Founded in 1999, the RentPayment business pioneered real estate payments with the industry’s first comprehensive payment platform for consumer rent. Today, the RentPayment platform serves some 2,900 clients across the U.S. multi-family, single-family, storage and HOA markets. The RentPayment, DuesPayment, and

Exhibit 99.1
StorageRentPayment brands provide a feature rich suite of payment solutions, including resident rent payments and security deposits via web and mobile to landlords and property managers.

Existing clients of the RentPayment platform will continue to receive uninterrupted service led by Copley Broer and Jamey Rosamond, who helped build the platform within Priority. MRI remains committed to providing and supporting payments solutions for all organizations, regardless of their property management software. Similarly, MRI remains committed to providing choice and flexibility for its clients through an open and connected ecosystem that includes multiple payments partners. The transaction is expected to close in the third quarter of 2020 and is subject to customary regulatory approval.

“We’re extremely excited about entering into the transaction and burgeoning partnership with MRI,” said Tom Priore, Chairman and Chief Executive Officer of Priority. “This transaction will enable the RentPayment business to accelerate its investment in renter engagement at MRI and importantly maintain operational continuity with Priority as we continue to provide payment operations to the enterprise,” Priore added. “Notably, our relationship with MRI positions Priority to assist in the future growth of MRI’s payments platform. We’re thrilled to partner with an exceptional organization in MRI with its market leading technology platform and its key stakeholders.”

Software Equity Group was Priority’s exclusive advisor and Maynard Cooper & Gale served as Priority’s legal counsel on the transaction.

About MRI Software

MRI Software is a leading provider of innovative real estate software applications and hosted solutions. MRI’s comprehensive and flexible technology platform coupled with an open and connected ecosystem meets the unique needs of real estate businesses – from property-level management and accounting to investment modelling and analytics for the global commercial and residential markets. A pioneer of the real estate software industry, MRI develops lasting client relationships based on nearly five decades of expertise and insight. Through leading solutions and a rich partner ecosystem, MRI gives organizations the freedom to transform the way communities live, work and play while elevating their business and gaining a competitive edge. For more information, please visit mrisoftware.com.

About Priority Technology Holdings, Inc.

Priority is a leading provider of merchant acquiring, integrated payment software and corporate payment solutions, offering unique product and service capabilities to its merchant network and distribution partners. Priority’s enterprise operates from a purpose-built payments infrastructure that includes tailored customer service offerings

Exhibit 99.1
and bespoke technology development, allowing the Company to provide end-to-end solutions for payment and payment-adjacent software. Additional information can be found at www.PRTH.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, our 2020 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q filed with the SEC on March 30, 2020 and August 14, 2020, respectively. These filings are available online at www.sec.gov or www.PRTH.com.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

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